UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 9, 2017

Overstock.com, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-49799	87-0634302
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

799 W. Coliseum Way Midvale, Utah	84047
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 947-3100

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:  (see General Instruction A. 2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d 2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240. 12b-2).

Emerging growth company

☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a)           The 2017 Annual Meeting of Stockholders (the “Annual Meeting”) of the Company was held on May 9, 2017. The Annual Meeting was an annual meeting.

(b)           There were 25,591,103 shares of stock eligible to be voted at the Annual Meeting, of which 21,025,318  shares were presented in person or represented by proxy at the Annual Meeting, which constituted a quorum to conduct business. At the Annual Meeting, the stockholders of the Company: (1) elected two directors to three-year terms; (2) ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2017; (3) approved an amendment and restatement of the Company’s equity incentive plan; (4) approved, in a non-binding advisory vote, the compensation paid by the Company to its Named Executive Officers; and (5) recommended, in a non-binding advisory vote, that future stockholder votes on the compensation paid by the Company to its Named Executive Officers be held once every three years. The proposals are described in detail in the Company’s definitive proxy statement for the Annual Meeting filed with the Securities and Exchange Commission on March 22, 2017. The final results of the voting at the Annual Meeting were as follows:

Proposal 1 - Election of Directors

The individuals named below were elected at the Annual Meeting as Class III members of the Board of Directors, to serve for terms of three years ending in 2020, by the following votes:

Name	For	Withheld	Broker Non-Votes
Allison Abraham	17,844,333	322,234	2,858,751
Saum Noursalehi	17,618,904	547,663	2,858,751

Proposal 2 - Ratification of Selection of Independent Registered Public Accounting Firm

The Board’s proposal to ratify the Audit Committee’s appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2017 was approved by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
20,969,685	52,893	2,740	—

Proposal 3 —  Amendment and Restatement of the Company’s Equity Incentive Plan

The Board’s proposal to approve an amendment and restatement of the Company’s equity incentive plan was approved by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
18,084,762	76,275	5,530	2,858,751

Proposal 4 —  Non-binding Advisory Vote on the Compensation paid by the Company to its Named Executive Officers

The Board’s proposal to approve, in a non-binding advisory vote, the compensation paid by the Company to its Named Executive Officers (“Say on Pay Vote”) as disclosed in the Company’s Proxy Statement for the Annual Meeting was approved by the stockholders by the following vote:

For	Against	Abstain	Broker Non-Votes
18,118,796	45,615	2,156	2,858,751

Proposal 5 — Non-binding Advisory Vote on the Frequency of Future Say on Pay Votes

The stockholders approved the Board’s recommendation of “once every three years” in the non-binding advisory vote on the frequency of future Say on Pay Votes by voting as follows:

Once every one year	Once every two years	Once every three years	Abstain	Broker Non-Votes
4,184,696	28,061	13,949,678	4,132	2,858,751

(c)           Not applicable.

(d)           The Company’s decision in light of such vote as to how frequently the Company will include a stockholder vote on the compensation of executives in its proxy materials until the next required vote on the frequency of stockholder votes on the compensation of executives is to follow the recommendation of the stockholders by holding the stockholder vote on the compensation of executives once every three years.

Item 9.01    Financial Statement and Exhibits.

(d)           Exhibits

10.1        Overstock.com, Inc. Amended and Restated 2005 Equity Incentive Plan

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OVERSTOCK.COM, INC.

By:	/s/ E. Glen Nickle
E. Glen Nickle
Vice President Legal, Acting General Counsel and Corporate Secretary
Date:	May 15, 2017